Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two
The Director Choice Series III/IIIR
The Director Choice Series II/IIR
The Director Choice Series I

Supplement dated November 15, 2022, to the Prospectus dated May 2, 2022 and
Summary Prospectus dated May 2, 2022

The AB VPS Growth and Income Portfolio will be renamed AB VPS Relative Value Portfolio on or about May 1, 2023.
This supplement should be retained for future reference.
HV-7943